Condensed Consolidated Statements of Operations (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Revenues
Sales of goods	$ 0	$ 0
Total revenues	0	0
Cost of goods sold and operating Expenses
Cost of goods sold	0	0
Research and development	720	4,334
General and administrative	665	740
Total operating expenses	1,385	5,074
Loss from operations	(1,385)	(5,074)
Other Income (expense)
Finance expense	2	(3)
Finance costs	(2)	(3)
Operating lease interest expense	(2)	(6)
Loss before income tax	(1,387)	(5,086)
Income tax provision (recovery)	0	0
Net Loss	(1,387)	(5,086)
Attributable to:
Net loss attributable to Nymox shareholders	$ (1,387)	$ (5,086)
Basic and diluted loss per share	$ (0.02)	$ (0.06)
Weighted average number of common shares outstanding	90,515	86,027